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                                                                     EXHIBIT 4.2

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

          THIS AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "AGREEMENT") is made as of November 26, 2002, by and among (i) DigitalNet Holdings, Inc., a Delaware corporation (the "COMPANY"), (ii) GTCR Fund VII, L.P., a Delaware limited partnership ("GTCR FUND VII"), (iii) GTCR Co-Invest, L.P., a Delaware limited partnership ("Co-Invest" and, together with GTCR Fund VII and any investment fund managed by GTCR Golder Rauner, L.L.C. which, at any time, acquires securities of the Company and executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement, the "GTCR INVESTORS"), (iv) the Pearlstein Family, LLC (the "PEARLSTEIN PURCHASER"), The Ian Z. Pearlstein 2001 Trust and The Ivanna V. Pearlstein 2001 Trust, (v) the J. Sunny Bajaj Trust, the Rueben Bajaj Trust and the Bajaj Family Limited Partnership (each, a "BAJAJ PURCHASER" and collectively, the "BAJAJ PURCHASERS"), (vi) Ken S. Bajaj ("BAJAJ"), Jack Pearlstein ("PEARLSTEIN"), and any other executive employee of the Company who, at any time, acquires securities of the Company in accordance with the terms hereof and executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement (each, an "EXECUTIVE" and collectively, the "EXECUTIVES"), (vii) GetronicsWang Co. LLC, a Delaware limited liability company ("GETRONICS"), (viii) Banc of America Mezzanine Capital LLC (together with its permitted transferees, the "WARRANT HOLDERS"), (ix) each of the other entities and individuals set forth from time to time on the attached "SCHEDULE OF STOCKHOLDERS" under the heading "OTHER STOCKHOLDERS" who, at any time, acquires securities of the Company in accordance with the terms hereof and executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement and (x) DigitalNet, Inc., a Delaware corporation ("DIGITALNET"). The GTCR Investors are sometimes referred to herein as the "INVESTORS." The Investors, the Executives, Getronics, the Warrant Holders and the other entities and individuals listed on the SCHEDULE OF STOCKHOLDERS are collectively referred to herein as the "STOCKHOLDERS" and individually as a "STOCKHOLDER." Capitalized terms used but not otherwise defined herein are defined in SECTION 8 hereof.

          WHEREAS, the parties hereto wish to amend and restate in its entirety that certain Stockholders Agreement, dated as of September 7, 2001 (the "EXISTING STOCKHOLDERS AGREEMENT"), by and between the Company and certain of the parties hereto and upon proper execution and delivery of this Agreement, the Existing Stockholders Agreement shall be superseded by this Agreement and canceled in its entirety;

          WHEREAS, the Investors, the Bajaj Purchasers and the Pearlstein Purchaser will, simultaneously with the execution hereof, purchase, pursuant to that certain Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of September 7, 2001, among the Company, the Investors, the Bajaj Purchasers and the Pearlstein Purchaser, shares of the Company's Common Stock, par value $0.001 per share (the "COMMON STOCK"), and shares of the Company's Class A Preferred Stock, par value $0.01 per share (the "CLASS A PREFERRED");

          WHEREAS, each Executive will, simultaneously with the execution hereof, purchase shares of Common Stock pursuant to a Senior Management Agreement;

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          WHEREAS, simultaneously with the execution hereof, the Company issued shares of its Series B Preferred Stock, par value $0.01 per share (the "CLASS B PREFERRED" and, together with the Class A Preferred, the "PREFERRED STOCK"), to Getronics in connection with DigitalNet's acquisition of Getronics Government Solutions, L.L.C. pursuant to a Purchase Agreement dated as of September 27, 2002 (the "GETRONICS PURCHASE AGREEMENT");

          WHEREAS, pursuant to a Bridge Loan Agreement, dated as of the date hereof (the "BRIDGE LOAN AGREEMENT"), by and among the Company, DigitalNet, the Warrant Holders and the other lenders party thereto, the Company executed Common Stock Purchase Warrants pursuant to which the Company issued, subject to the terms of that certain Warrant Escrow Agreement dated as of the date hereof by and among the Company, the Warrant Holder and the escrow agent identified therein, warrants (the "WARRANTS") to purchase, in the aggregate, 3,794,762 shares of Common Stock and agreed to become parties hereto;

          WHEREAS, the execution and delivery of the Existing Stockholders Agreement was a condition to the Investors', the Bajaj Purchasers' and the Pearlstein Purchaser's execution of the Purchase Agreement and purchase of Common Stock and Class A Preferred thereunder; and

          WHEREAS, the execution and delivery of this Agreement is a condition to the consummation of the transactions contemplated by the Getronics Purchase Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

          1.   BOARD OF DIRECTORS.

          (a)  From and after the Closing and until the provisions of this
Section 1 cease to be effective, each Stockholder shall vote all of his Stockholder Shares and any other voting securities of the Company over which such Stockholder has voting control and shall take all other necessary or desirable actions within his control (whether in his capacity as a stockholder, director, member of the board or any committee thereof, or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that:

               (i) the authorized number of directors on the Company's board of directors (the "BOARD") shall be no more than six directors;

               (ii)   the following persons shall be elected to the Board:

                      (A) two representatives designated by GTCR Fund VII (the "GTCR INVESTOR DIRECTORS"), who shall initially be Bruce V. Rauner and Philip A. Canfield;

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                      (B) two representatives designated by Bajaj (the
          "EXECUTIVE DIRECTORS"), who shall be executive officers of the Company and one of whom shall initially be Bajaj; and

                      (C) at such time as GTCR Fund VII designates, up to two representatives chosen jointly by GTCR Fund VII and Bajaj (the "OUTSIDE DIRECTORS"); PROVIDED that no Outside Director shall be a member of the Company's management or an employee or officer of the Company or its subsidiaries; PROVIDED further that if GTCR Fund VII and Bajaj are unable to agree on the Outside Directors within 10 days after the date specified by GTCR Fund VII for electing the Outside Directors, then GTCR Fund VII shall, in its sole discretion, designate the Outside Directors;

               (iii) the composition of any committee of the Board shall include at least one GTCR Investor Director;

               (iv) a majority of the board of directors of each of the Company's subsidiaries (a "SUB BOARD") shall consist of members of the Board;

               (v) the removal from the Board, a Sub Board or a committee (with or without cause) of any GTCR Investor Director or any Outside Director shall be upon (and only upon) the written request of GTCR Fund VII;

               (vi) the removal from the Board, a Sub Board or a committee (with or without cause) of any Executive Director shall be upon (and only upon) the written request of Bajaj; and

               (vii) in the event that any representative designated hereunder for any reason ceases to serve as a member of the Board, a Sub Board or a committee during his term of office, the resulting vacancy on the Board, the Sub Board or such committee shall be filled by a representative designated by the person or persons originally entitled to designate such director pursuant to SECTION 1(a)(ii) above.

          (b) the rights of Bajaj under this SECTION 1 shall terminate at such time as Bajaj and the Bajaj Purchasers in the aggregate hold less than 50% of their aggregate Applicable Purchase Amount.

          (c) the rights of GTCR Fund VII under this SECTION 1 shall terminate at such time as the GTCR Investors in the aggregate hold less than 50% of their aggregate Applicable Purchase Amount.

          (d) The Company shall pay all out-of-pocket expenses incurred by each director in connection with attending regular and special meetings of the Board, any Sub Board and any committee thereof.

          (e) If any party fails to designate a representative to fill a directorship pursuant to the terms of this SECTION 1, the election of a person to such directorship shall be accomplished in accordance with the Company's bylaws and applicable law.

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          (f)  The provisions of this SECTION 1 shall terminate upon first to occur of (i) the consummation of a Qualified Public Offering and (ii) the consummation of a Sale of the Company.

          2. LEGEND. Each certificate evidencing Stockholder Shares (other than the Warrants) and each certificate issued in exchange for or upon the transfer of any Stockholder Shares (other than the Warrants) (if such shares remain Stockholder Shares as defined herein after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

The Company shall imprint such legend on certificates evidencing Stockholder Shares (other than the Warrants) outstanding prior to the date hereof. The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Stockholder Shares.

          3. REPRESENTATIONS AND WARRANTIES. Each Stockholder represents and warrants that (i) this Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes the valid and binding obligation of such Stockholder, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and (ii) such Stockholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. No holder of Stockholder Shares shall grant any proxy or become a party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

          4.   PARTICIPATION RIGHTS.

          (a) At least 30 days prior to any Transfer of Stockholder Shares which are shares of Preferred Stock by the GTCR Investors, the GTCR Investors shall deliver a written notice (the "PREFERRED SALE NOTICE") to the Company and the other Stockholders (the "NON-GTCR STOCKHOLDERS") specifying in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the Transfer. The Non-GTCR Stockholders may elect to participate in the contemplated Transfer by delivering written notice to the GTCR Investors within 30 days after delivery of the Preferred Sale Notice. If any Non-GTCR Stockholders have elected to participate in such Transfer, the GTCR Investors and such Non-GTCR Stockholders will be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of shares of Preferred Stock equal to the product of (A) the quotient determined by dividing the number of shares of Preferred Stock owned by such Person by the aggregate number of outstanding shares of Preferred Stock owned by the GTCR Investors and the Non-GTCR Stockholders participating in such sale and (B) the number of shares of Preferred Stock to be sold in the contemplated Transfer.

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          (b)  At least 30 days prior to any Transfer of Stockholder Shares which are shares of Common Stock by the GTCR Investors, the Bajaj Group or the Pearlstein Group (collectively, the "SUBJECT STOCKHOLDERS"), the Subject Stockholder proposing to make such Transfer shall deliver a written notice (the "COMMON SALE NOTICE") to the Company and the other Stockholders (collectively, the "NON-SUBJECT STOCKHOLDERS") specifying in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the Transfer. The Non-Subject Stockholders may elect to participate in the contemplated Transfer by delivering written notice to the Subject Stockholders within 30 days after delivery of the Common Sale Notice. If any Non-Subject Stockholders have elected to participate in such Transfer, the Subject Stockholders and such Non-Subject Stockholders will be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of shares of Common Stock equal to the product of (i) the quotient determined by dividing the number of shares of Common Stock owned by such Person by the aggregate number of outstanding shares of Common Stock owned by the Subject Stockholders and the Non-Subject Stockholders participating in such sale, and (ii) the number of shares of Common Stock to be sold in the contemplated Transfer. For purposes of this SECTION 4(b), if a holder of shares of Class B Preferred elects to participate in the contemplated Transfer, (x) the "number of shares of Common Stock owned" by such holder shall equal the quotient determined by dividing (1) the aggregate liquidation value of the shares of Class B Preferred then owned by such holder (plus all accrued and unpaid dividends thereon), by (2) 81.667% of the consideration per share of Common Stock to be paid to the Subject Stockholders by the prospective transferee(s) in the contemplated Transfer, and (y) "the aggregate number of outstanding shares of Common Stock" shall include the number of shares of Common Stock owned by such holder as calculated pursuant to clause
(x) above.

          (c)

               (i) The GTCR Investors will use commercially reasonable efforts to obtain the agreement of the prospective transferee(s) to the participation of the Non-GTCR Stockholders in any Transfer contemplated by
     Section 4(a), and the GTCR Investors will not transfer any of their Stockholder Shares to the prospective transferee(s) unless (A) the prospective transferee(s) agrees to allow the participation of the Non-GTCR Stockholders at the same price and on the same terms, or (B) the GTCR Investors agree to purchase the number of such class of Stockholder Shares from the Non-GTCR Stockholders which the Non-GTCR Stockholders would have been entitled to sell pursuant to SECTION 4(a) for the consideration per share to be paid to the GTCR Investors by the prospective transferee(s).

               (ii) The Subject Stockholders will use commercially reasonable efforts to obtain the agreement of the prospective transferee(s) to the participation of the Non-Subject Stockholders in any Transfer contemplated by Section 4(b), and the Subject Stockholders will not transfer any of their Stockholder Shares to the prospective transferee(s) unless (A) the prospective transferee(s) agrees to allow the participation of the Non-Subject Stockholders at the same price and on the same terms, or (B) the Subject Stockholders agree to purchase the number of such class of Stockholder Shares from the Non-Subject Stockholders which the Non-Subject Stockholders would have been entitled to sell pursuant to SECTION 4(b) for the consideration per share to be paid to the Subject Stockholders by the prospective transferee(s).

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          (d)  Notwithstanding anything to the contrary in any other provision of this Agreement, this SECTION 4 shall not apply with respect to (i) any Transfer of Stockholder Shares by any GTCR Investor to or among its Affiliates,
(ii) an Exempt Bajaj Transfer, (iii) an Exempt Pearlstein Transfer, or (iv) a Public Sale; provided that the restrictions contained in this Agreement will continue to be applicable to the Stockholder Shares after any Transfer pursuant to clauses (i), (ii) and (iii) and, as a condition to such Transfer, the transferee of such Stockholder Shares shall agree in writing to be bound by the provisions of this Agreement. Upon the Transfer of Stockholder Shares pursuant to clause (i), (ii) or (iii) of the previous sentence, the transferees will deliver a written notice to the Company, which notice will disclose in reasonable detail the identity of such transferee. Notwithstanding the foregoing, no party hereto shall avoid the provisions of this Agreement by making one or more Transfers to one or more Affiliates and then disposing of all or any portion of such party's interest in any such Affiliate.

          (e) This Section 4 will terminate upon the first to occur of (i) the consummation of an Approved Sale and (ii) the consummation of a Qualified Public Offering.

          5.   FIRST REFUSAL RIGHTS.

          (a) Prior to making any Transfer of Stockholder Shares, any Stockholder (other than the GTCR Investors) desiring to make such Transfer (the "TRANSFERRING STOCKHOLDER") will give written notice (the "SALE NOTICE") to the Company and the holders of Investor Shares (collectively, the "SALE NOTICE RECIPIENTS"). The Sale Notice will disclose in reasonable detail the identity of the prospective transferee(s), the number of shares to be transferred and the terms and conditions of the proposed transfer. Such Transferring Stockholder will not consummate any Transfer until 45 days after the Sale Notice has been given to the Sale Notice Recipients, unless the parties to the Transfer have been finally determined pursuant to this SECTION 5 prior to the expiration of such 45-day period. (The date of the first to occur of such events is referred to herein as the "AUTHORIZATION DATE").

          (b) The Company may elect to purchase all (but not less than all) of such Stockholder Shares to be transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice of such election to the Transferring Stockholder and the Sale Notice Recipients (other than the Company) within 20 days after the Sale Notice has been given to the Company. If the Company has not elected to purchase all of the Stockholder Shares to be transferred, the holders of Investor Shares may elect to purchase all (but not less than all) of the Stockholder Shares to be transferred upon the same terms and conditions as those set forth in the Sale Notice by giving written notice of such election to such Transferring Stockholder within 25 days after the Sale Notice has been given to the holders of Investor Shares. If more than one holder of Investor Shares elects to purchase the Stockholder Shares to be transferred, the shares of Stockholder Shares to be sold shall be allocated among the holders of Investor Shares pro rata according to the number of Investor Shares of the relevant class owned by such holder of Investor Shares on a fully diluted basis. If neither the Company nor the holders of Investor Shares elects to purchase all of the Stockholder Shares specified in the Sale Notice, the Transferring Stockholder may transfer the Stockholder Shares specified in the Sale Notice at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 60-day period immediately following the Authorization Date. Any

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Stockholder Shares not transferred within such 60-day period will be subject to the provisions of this SECTION 5 upon subsequent transfer.

          (c) Notwithstanding anything to the contrary in any other provision of this Agreement, this SECTION 5 will not apply with respect to (i) any Transfer of Stockholder Shares by any Stockholder to or among its Affiliates,
(ii) any Transfer of Stockholder Shares to any Investor, (iii) with respect to an Executive or other Stockholder who is an individual, pursuant to applicable laws of descent and distribution, (iv) a repurchase of Stockholder Shares by the Company pursuant to the terms of the Senior Management Agreements, (v) a Public Sale, (vi) a Sale of the Company, including an Approved Sale (as defined in SECTION 6(a) hereof), (vii) any Transfer pursuant to SECTION 5(b) of the Senior Management Agreements, (viii) a Transfer of Stockholder Shares held by the Pearlstein Purchaser to the Ian Z. Pearlstein Trust and/or the Ivanna V. Pearlstein Trust, (ix) any Transfers of Stockholder Shares held by the Warrant Holders in connection with Transfers contemplated by Section 12.05 of the Bridge Loan Agreement, (x) any Transfer of more than 400,000 Stockholder Shares held by any Warrant Holder (as such amount is adjusted for stock splits, stock dividends, stock combinations and similar transactions); provided that if any Warrant Holder originally acquired less than 400,000 Stockholder Shares (as such amount is adjusted for stock splits, stock dividends, stock combinations and similar transactions), such provisions will not apply if and to the extent such transferee Transfers all, but not less than all, of its Stockholder Shares to one other Person, or (xi) any Transfer pursuant to the Bajaj Free Transferability Agreement or the Pearlstein Free Transferability Agreement; provided that the restrictions contained in this Agreement will continue to be applicable to the Stockholder Shares after any Transfer pursuant to clauses (i),
(ii), (iii), (vii), (viii), (ix), (x) or (xi) above and the transferee of such Stockholder Shares shall agree in writing to be bound by the provisions of this Agreement. Upon the Transfer of Stockholder Shares pursuant to clauses (i),
(ii), (iii), (vii), (viii), (ix), (x) or (xi) of the previous sentence, the transferees will deliver a written notice to the Company, which notice will disclose in reasonable detail the identity of such transferee.

          (d) Notwithstanding anything herein to the contrary, except pursuant to clause (b) above, in no event shall any Transfer of Stockholder Shares pursuant to this SECTION 5 be made for any consideration other than cash payable upon consummation of such Transfer.

          (e) Notwithstanding the foregoing, no Transfer shall be made to a Person reasonably determined by the Company to be a competitor of the Company or any of its subsidiaries.

          (f) This SECTION 5 shall terminate with respect to each Stockholder Share upon the earlier of (i) consummation of a Qualified Public Offering, (ii) the consummation of an Approved Sale and (iii) the date on which such Stockholder Share has been transferred pursuant to this SECTION 5 (other than SECTIONS 5(c)(i), (iii), (vii), (viii), (ix), (x) OR (xi)).

          6.   SALE OF THE COMPANY.

          (a) If the holders of a majority of the Investor Shares approve a Sale of the Company to an Independent Third Party (an "APPROVED SALE"), each holder of Stockholder Shares shall vote for, consent to and raise no objections against such Approved Sale. If the

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Approved Sale is structured as a (i) merger, consolidation or other similar transaction for which dissenters' rights, appraisal rights or similar rights are available, each holder of Stockholder Shares shall waive any dissenters' rights, appraisal rights or similar rights in connection with such merger, consolidation or other similar transaction for which dissenters' rights, appraisal rights or similar rights are available or (ii) sale of stock, each holder of Stockholder Shares shall agree to sell all of his Stockholder Shares and rights to acquire Stockholder Shares on the terms and conditions approved by the Board and the holders of a majority of the Investor Shares (voting as a single class) then outstanding. Each holder of Stockholder Shares shall take all necessary or desirable actions in connection with the consummation of the Approved Sale as reasonably requested by the Company.

          (b) The obligations of the holders of Stockholder Shares with respect to the Approved Sale of the Company are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, each holder of a particular class of Stockholder Shares shall receive the same form of consideration and the same amount of consideration per share, (ii) if any holders of a class of Stockholder Shares are given an option as to the form and amount of consideration to be received, each holder of such class of Stockholder Shares shall be given the same option, and (iii) each holder of then currently exercisable rights to acquire shares of a class of Stockholder Shares shall be given an opportunity to either (A) exercise such rights prior to the consummation of the Approved Sale and participate in such sale as holders of such class of Stockholder Shares or (B) upon the consummation of the Approved Sale, receive in exchange for such rights consideration equal to the amount determined by multiplying (1) the same amount of consideration per share of a class of Stockholder Shares received by holders of such class of Stockholder Shares in connection with the Approved Sale less the exercise price per share of such class of Stockholder Shares or such rights to acquire such class of Stockholder Shares by (2) the number of shares of such class of Stockholder Shares represented by such rights.

          (c) If either the Company or the holders of the Stockholder Shares enter into a negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Stockholder Shares will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If any holder of Stockholder Shares appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any holder of Stockholder Shares declines to appoint the purchaser representative designated by the Company such holder will appoint another purchaser representative if necessary to comply with Rule 506, and such holder will be responsible for the fees of the purchaser representative so appointed.

          (d) Holders of Stockholder Shares will bear their pro rata share (based upon the number of shares sold) of the reasonable out of pocket costs of any sale of such Stockholder Shares pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Stockholder Shares and are not otherwise paid by the Company or the acquiring party. For purposes of this SECTION 6(d), costs incurred in exercising reasonable efforts to take all actions in connection with the consummation of an Approved Sale in accordance with SECTION 6(a) shall be deemed to be for the benefit of all holders of the Stockholder Shares. Costs

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incurred by holders of Stockholder Shares on their own behalf will not be considered costs of the transaction hereunder.

          (e) This SECTION 6 shall terminate with respect to each Stockholder Share upon the earlier of (i) the consummation of a Qualified Public Offering and (ii) the consummation of an Approved Sale.

          7.   VOTING REQUIREMENT.

          (a) During the term of this Agreement and while the exemption pursuant to Section 280G(b)(5)(A) of the Code is available, each Stockholder shall vote all of his Stockholder Shares and any other voting securities of the Company over which such Stockholder has voting control and shall take all other necessary or desirable actions within his control, and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling a special stockholder meeting for such purpose, preparing and distributing appropriate disclosure documents in connection therewith and recommending that the Stockholders approve all proposals related thereto) to approve any payment or benefit to be received by Bajaj or Pearlstein in connection with a "change in ownership or control" (as such term is defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "CODE")), (a "CHANGE OF CONTROL") of the Company or DigitalNet, under the Senior Management Agreements, including, without limitation, any severance payment and the vesting of any unvested securities of the Company (the "PAYMENT PROVISIONS").

          (b) Promptly following the execution of this Agreement, (i) the Company will prepare and distribute to the Stockholders a disclosure document describing the Payment Provisions relating to Bajaj and Pearlstein in all material respects and requesting the Stockholders' approval thereof (the "2001 CONSENT REQUEST") and (ii) the Stockholders agree to vote in favor of, or consent to, the 2001 Consent Request.

          (c) The Company shall condition the issuance of any of the voting securities of the Company (including, without limitation, any voting securities issuable upon conversion or exchange of other securities of the Company, or upon the exercise of rights or options to purchase voting securities of the Company) on the recipient of such securities executing and delivering to the Company an agreement to be bound by the provisions of SECTION 7(a) of this Agreement or another agreement containing in form and in substance the requirements of
SECTION 7(a) hereof.

          (d) If, in order to meet the requirements of Section 280G of the Code, the vote of the Company is necessary, the Company will vote any voting securities of DigitalNet or any other Affiliate of the Company to approve any payment or benefit to be received by Bajaj or Pearlstein in connection with a Change of Control under the Senior Management Agreements, including, without limitation, any severance payment and the vesting of any unvested securities of the Company.

          (e) DigitalNet shall condition the issuance of any of the voting securities of DigitalNet (including, without limitation, any voting securities issuable upon conversion or exchange of other securities of DigitalNet, or upon the exercise of rights or options to purchase

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voting securities of DigitalNet) on the recipient of such securities executing and delivering to DigitalNet an agreement to be bound by the provisions of
SECTION 7(a) of this Agreement or another agreement containing in form and in substance the requirements of SECTION 7(a) hereof.

          (f) The Company shall cause each subsidiary that it directly or indirectly controls (each, a "NEW SUBSIDIARY") (other than DigitalNet, which is covered by SECTION 7(e) above), to execute and deliver to the Company, Bajaj and Pearlstein an agreement containing provisions substantially identical to those in SECTION 7(e) above, other than appropriate changes to reflect that such agreement is being made by the New Subsidiary and not by DigitalNet.

          8.   DEFINITIONS.

          "AFFILIATE" means, (i) with respect to any Person, any Person directly, or indirectly through one or more intermediaries, that is controlling, controlled by, or under common control with such Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, by contract, or otherwise, (ii) if such Person is a partnership, any partner thereof, and (iii) without limiting the foregoing, any investment fund controlled by GTCR Golder Rauner, L.L.C.

          "APPLICABLE PURCHASE AMOUNT" means, at any time and as to any Person, all shares of Common Stock purchased by such Person (including pursuant to any Subsequent Closing, as such term is defined in the Purchase Agreement) pursuant to the Purchase Agreement as of such time.

          "BAJAJ FREE TRANSFERABILITY AGREEMENT" means that certain Free Transferability Agreement, dated as of September 25, 2002, by and among the Company and Ken Bajaj.

          "BAJAJ GROUP" means, collectively, the Bajaj Purchasers and Ken Bajaj.

          "CLOSING" shall have the meaning set forth in the Purchase Agreement.

          "EXEMPT BAJAJ TRANSFER" means (i) any Transfer by a member of the Bajaj Group to another member of the Bajaj Group, (ii) any Transfer by a member of the Bajaj Group to any Investor, (iii) any Transfer pursuant to applicable laws of descent and distribution, (iv) any Transfer pursuant to any of the transfer provisions of the Senior Management Agreement with Ken Bajaj as such transfer provisions are in effect as of the date hereof, (v) any Transfer pursuant to the Bajaj Free Transferability Agreement, or (vi) any Transfer of shares of Common Stock which, when aggregated with all other prior Transfers of shares of Common Stock after the date hereof by the Bajaj Group (without taking into account any Transfers pursuant to any other clause of this definition (other than clause (v)), would result in the Bajaj Group having Transferred less than 10% of the number of shares of Common Stock held by the Bajaj Group as of the date hereof (as such number is adjusted for stock splits, stock dividends, stock combinations and similar transactions).

          "EXEMPT PEARLSTEIN TRANSFER" means (i) any Transfer by a member of the Pearlstein Group to another member of the Pearlstein Group, (ii) any Transfer by a member of the Pearlstein Group to any Investor, (iii) any Transfer pursuant to applicable laws of descent and distribution, (iv) any Transfer pursuant to any of the transfer provisions of the Senior Management Agreement with Jack Pearlstein as such transfer provisions are in effect as of the date hereof, (v) any Transfer pursuant to the Pearlstein Free Transferability Agreement, or (vi) any Transfer of shares of Common Stock which, when aggregated with all other prior Transfers of shares of Common Stock after the date hereof by the Pearlstein Group (without taking into account any Transfers pursuant to any other clause of this definition (other than clause
(v)), would result in the Pearlstein Group having Transferred less than 10% of the number of shares of Common Stock held by the Pearlstein Group as of the date hereof (as such number is adjusted for stock splits, stock dividends, stock combinations and similar transactions).

          "INDEPENDENT THIRD PARTY" means any Person who, immediately prior to the contemplated transaction, (i) does not own in excess of 5% of the Company's capital stock on a fully-diluted basis (a "5% OWNER"), (ii) is not controlling, controlled by or under common control with any such 5% Owner, (iii) is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such Persons and (iv) is neither a portfolio company of any such 5% Owner nor a subsidiary of any portfolio company of any such 5% Owner.

          "INVESTOR SHARES" means (i) any Common Stock or Class A Preferred purchased or otherwise acquired by the Investors, the Bajaj Purchasers and the Pearlstein Purchaser pursuant to the Purchase Agreement and (ii) any equity securities issued or issuable directly or indirectly with respect to the Common Stock and Class A Preferred referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Investor Shares, such shares will cease to be Investor Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

          "PEARLSTEIN FREE TRANSFERABILITY AGREEMENT" means that certain Free Transferability Agreement, dated as of September 25, 2002, by and among the Company and Jack Pearlstein.

          "PEARLSTEIN GROUP" means, collectively, the Pearlstein Purchaser, The Ian Z. Pearlstein 2001 Trust, The Ivanna V. Pearlstein 2001 Trust and Jack Pearlstein.

          "PERSON" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "PUBLIC OFFERING" means any underwritten offering by the Company of its capital stock or equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force.

          "PUBLIC SALE" means any sale of Stockholder Shares (i) to the public pursuant to an offering registered under the Securities Act or (ii) to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (other than Rule 144(k) prior to a Public Offering) adopted under the Securities Act.

          "QUALIFIED PUBLIC OFFERING" means any underwritten offering by the Company of its capital stock or equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force, which results in gross proceeds to the Company of at least $30 million.

          "SALE OF THE COMPANY" means (i) any sale, transfer or issuance or series of sales, transfers and/or issuances of capital stock of the Company by the Company or any holders thereof which results in any Person or group (as the term "GROUP" is used under the Securities Exchange Act of 1934) of Persons (other than GTCR Fund VII and its Affiliates) owning more than 50% of the outstanding capital stock of the Company possessing the voting power to elect a majority of the Board at the time of such sale, transfer or issuance or series of sales, transfers and/or issuances; provided that the term "Sale of the Company" shall not include a Public Offering; (ii) any sale or transfer of more than 50% of the assets of the Company and its Subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Board) in any transaction or series of transactions (other than sales in the ordinary course of business); or (iii) any merger, reorganization, consolidation or similar transaction to which the Company is a party, except for (A) a merger, reorganization, consolidation or similar transaction in which the Company is the surviving corporation, the terms of the Preferred Stock are not changed and the Preferred Stock is not exchanged for cash, securities or other property, and after giving effect to such merger, GTCR Fund VII and its Affiliates shall continue to own, directly or indirectly, at least a majority of the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors of the Company or (B) any merger, reorganization, consolidation or similar transaction immediately following which (x) GTCR Fund VII and its Affiliates beneficially own, directly or indirectly, at least a majority of the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such transaction (including, without limitation, a corporation that, as a result of such transaction, owns the Company), and (y) (1) the holders of the Class A Preferred immediately prior to such transaction receive for each share of Class A Preferred then held shares of a class of securities of the Person resulting from such transaction, having rights, preferences and terms the same as those of the Class A Preferred, and (2) the holders of the Class B Preferred immediately prior to such transaction receive for each share of Class B Preferred then held shares of a class of securities of the Person resulting from such transaction, having rights, preferences and terms the same as those of the Class B Preferred.

          "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

          "SENIOR MANAGEMENT AGREEMENTS" means, collectively, each of the Senior Management Agreements, each dated as of September 7, 2001, between the Company, DigitalNet, and each of Ken Bajaj and Jack Pearlstein, respectively, each as amended from time to time in accordance with its terms.

          "STOCKHOLDER SHARES" means, without duplication, (i) any Common Stock, Class A Preferred or Class B Preferred purchased or otherwise acquired by any Stockholder, (ii) any Common Stock issued or issuable directly or indirectly upon exercise of the Warrants, (iii) any warrants, options or other rights to subscribe for or to acquire, directly or indirectly, capital stock of the Company, whether or not then exercisable or convertible (including, without limitation, the Warrants), (iv) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clauses
(i), (ii) or (iii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and (v) any other shares of any class or series of capital stock of the Company held by a Stockholder; provided that Stockholder Shares shall not include nonvoting stock described in (i), (ii), (iii) or (iv) above for purposes of any Section hereof requiring the holder thereof to vote on a matter if the non-voting stock is not entitled to vote thereon. As to any particular shares constituting Stockholder Shares, such shares will cease to be Stockholder Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

          "TRANSFER" means to sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law).

          "WARRANT SHARES" means (i) any shares of Common Stock issued or issuable directly or indirectly upon exercise of Warrants and (ii) any securities issued or issuable with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Warrant Shares, such shares shall cease to be Warrant Shares when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force).

          9. TRANSFERS; TRANSFERS IN VIOLATION OF AGREEMENT. Prior to transferring any Stockholder Shares to any person or entity, the Transferring Stockholder shall cause the prospective transferee to execute and deliver to the Company and the Other Stockholders a counterpart of this Agreement. Any transfer or attempted transfer of any Stockholder Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose. Upon the transfer of all Stockholder Shares held by a Person, such Person shall for all purposes cease to be a "Stockholder" party to this Agreement.

          10. ADDITIONAL STOCKHOLDERS. In connection with the issuance of any additional equity securities of the Company, the Company, with the consent of GTCR Fund VII, may permit such person to become a party to this Agreement and succeed to all of the rights and obligations of a "Stockholder" under this Agreement by obtaining an executed counterpart signature page to this Agreement, and, upon such execution, such person shall for all purposes be a "Stockholder" party to this Agreement.

          11. AMENDMENT AND WAIVER. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by the Company and the holders of a majority of the Investor Shares; provided that in the event that such modification, amendment or waiver would adversely affect a holder or group of holders of Stockholder Shares, then such amendment or waiver will require the consent of such holder of Stockholder Shares or a majority of the Stockholder Shares held by such group of holders adversely affected. Notwithstanding any provision to the contrary contained in this SECTION 11, no modification, amendment or waiver of the provisions of SECTION 7 above or this sentence shall be effective against Bajaj or Pearlstein without the prior written consent of such Person. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          12. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          13. ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          14. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and the respective successors and assigns of each of them, so long as they hold Stockholder Shares.

          15. COUNTERPARTS. This Agreement may be executed in separate counterparts (including by means of telecopied signature pages), each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          16. REMEDIES. The Company, each Investor, each Executive, Getronics, the Warrant Holders and each Other Stockholder shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company, each Investor, each Executive, Getronics, the Warrant Holders and each Other Stockholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

          17. NOTICES. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated on the schedules hereto and to any subsequent holder of Stockholder Shares subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. All notices to the Company shall be sent as follows:

                          DigitalNet Holdings, Inc.
                          6700A Rockledge Drive, Suite 525
                          Bethesda, MD 20817
                             Attention: Ken S. Bajaj

          with copies to:

                          GTCR Fund VII, L.P.
                          GTCR Co-Invest, L.P.
                          c/o GTCR Golder Rauner, L.L.C.
                          6100 Sears Tower
                          Chicago, Illinois 60606-6402
                             Attention: Philip A. Canfield and Craig A. Bondy

                          Kirkland & Ellis
                          200 East Randolph Drive
                          Chicago, Illinois 60601
                             Attention: Stephen L. Ritchie, P.C.

                          Fried Frank Harris Shriver & Jacobson
                          1001 Pennsylvania Ave.
                          Washington, DC  20004
                             Attention: Richard A. Steinwurtzel

          18. GOVERNING LAW. The corporate law of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or other conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          19. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                                    * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement on the day and year first above written.


                             DIGITALNET HOLDINGS, INC.

                             By:     /s/ Jack Pearlstein
                                   ---------------------------------------------
                             Name:    Jack Pearlstein
                                   ---------------------------------------------
                             Its:      Chief Financial Officer
                                   ---------------------------------------------


                             DIGITALNET, INC.

                             By:     s/ Jack Pearlstein
                                   ---------------------------------------------
                             Name:    Jack Pearlstein
                                   ---------------------------------------------
                             Its:      Chief Financial Officer
                                   ---------------------------------------------


                             GTCR FUND VII, L.P.

                             By:   GTCR Partners VII, L.P.
                             Its:  General Partner

                             By:   GTCR Golder Rauner, L.L.C.
                             Its:  General Partner


                             By:     /s/ Philip A. Canfield
                                   ---------------------------------------------
                             Name:       Philip Canfield
                                   ---------------------------------------------
                             Its:  Principal


                             GTCR CO-INVEST, L.P.

                             By:   GTCR Partners VI, L.P.
                             Its:  General Partner

                             By:   GTCR Golder Rauner, L.L.C.
                             Its:  General Partner


                             By:     /s/ Philip A. Canfield
                                   ---------------------------------------------
                             Name:       Philip Canfield
                                   ---------------------------------------------
                             Its:  Principal


                                     /s/ Ken S. Bajaj
                                   ---------------------------------------------
                             KEN S. BAJAJ

                             THE J. SUNNY BAJAJ TRUST

                             By:     /s/ Jaideep Bajaj
                                   ---------------------------------------------
                                   Jaideep Bajaj, Trustee

                             By:         /s/ Bhavneet Bajaj
                                   ---------------------------------------------
                                   Bhavneet Bajaj, Trustee

                             By:             /s/ Daniel A. Masur
                                   ---------------------------------------------
                                   Daniel A. Masur, Trustee


                             THE RUEBEN BAJAJ TRUST

                             By:     /s/ Jaideep Bajaj
                                   ---------------------------------------------
                                   Jaideep Bajaj, Trustee

                             By:         /s/ Bhavneet Bajaj
                                   ---------------------------------------------
                                   Bhavneet Bajaj, Trustee

                             By:             /s/ Daniel A. Masur
                                   ---------------------------------------------
                                   Daniel A. Masur, Trustee



                             THE BAJAJ FAMILY LIMITED PARTNERSHIP

                             By:   The J. SUNNY BAJAJ TRUST, its Limited Partner

                             By:     /s/ Jaideep Bajaj
                                   ---------------------------------------------
                                   Jaideep Bajaj, Trustee

                             By:         /s/ Bhavneet Bajaj
                                   ---------------------------------------------
                                   Bhavneet Bajaj, Trustee

                             By:             /s/ Daniel A. Masur
                                   ---------------------------------------------
                                   Daniel A. Masur, Trustee


                             By:   THE RUEBEN BAJAJ TRUST, its Limited Partner

                             By:     /s/ Jaideep Bajaj
                                   ---------------------------------------------
                                   Jaideep Bajaj, Trustee

                             By:         /s/ Bhavneet Bajaj
                                   ---------------------------------------------
                                   Bhavneet Bajaj, Trustee

                             By:             /s/ Daniel A. Masur
                                   ---------------------------------------------

                                   Daniel A. Masur, Trustee

                             By:         /s/ Ken S. Bajaj
                                   ---------------------------------------------
                                   Ken S. Bajaj, its Limited Partner


                             By:   KAVELLE BAJAJ REVOCABLE INTER VIVOS
                                   TRUST, its Limited Partner

                             By:     /s/ Kavelle Bajaj
                                   ---------------------------------------------
                             By:   BAJAJ ASSOCIATES LLC, its General Partner

                             By:     /s/ Ken S. Bajaj
                                   ---------------------------------------------
                                   Ken S. Bajaj, Managing Member


                             By:   THE J. SUNNY BAJAJ TRUST, its Limited Partner

                             By:     /s/ Jaideep Bajaj
                                   ---------------------------------------------
                                   Jaideep Bajaj, Trustee

                             By:      /s/ Bhavneet Bajaj
                                   ---------------------------------------------
                                   Bhavneet Bajaj, Trustee

                             By:        /s/ Daniel A. Masur
                                   ---------------------------------------------
                                   Daniel A. Masur, Trustee


                             By:   THE RUEBEN BAJAJ TRUST, its Limited Partner

                             By:      /s/ Jaideep Bajaj
                                   ---------------------------------------------
                                   Jaideep Bajaj, Trustee

                             By:        /s/ Bhavneet Bajaj
                                   ---------------------------------------------
                                   Bhavneet Bajaj, Trustee

                             By:          /s/ Daniel A. Masur
                                   ---------------------------------------------
                                   Daniel A. Masur, Trustee


                             JACK PEARLSTEIN

                             By:      /s/ Jack Pearlstein
                                   ---------------------------------------------


                             THE PEARLSTEIN FAMILY, LLC

                             By:        /s/ Jack Pearlstein
                                   ---------------------------------------------
                                   Jack Pearlstein, its Managing Member


                             THE IAN Z. PEARLSTEIN 2001 TRUST

                             By:       /s/ Bruce S. Levin
                                   ---------------------------------------------


                             THE IVANNA V. PEARLSTEIN 2001 TRUST

                             By:       /s/ Bruce S. Levin
                                   ---------------------------------------------


                             STEVE SOLOMON

                             By:      /s/ Steve Solomon
                                   ---------------------------------------------


                             STEVE HANAU

                             By:      /s/ Steve Hanau
                                   ---------------------------------------------

                             BARBARA BARNES

                             By:      /s/ Barbara Barnes
                                   ---------------------------------------------


                             GETRONICSWANG CO. LLC

                             By:      /s/ William J. Clark
                                   ---------------------------------------------

                             Its:     Chief Financial Officer
                                   ---------------------------------------------


                             BANC OF AMERICA MEZZANINE CAPITAL LLC

                             By:       /s/ John W. Felix
                                   ---------------------------------------------

                             Its:     Principal
                                   ---------------------------------------------

                                AMENDMENT TO THE

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

          THIS AMENDMENT to the AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "Amendment") is made as of March 28, 2003, by and among (i) DigitalNet Holdings, Inc., a Delaware corporation (the "COMPANY"), (ii) GTCR Fund VII, L.P., a Delaware limited partnership ("GTCR FUND VII"), (iii) GTCR Co-Invest, L.P., a Delaware limited partnership ("Co-Invest" and, together with GTCR Fund VII and any investment fund managed by GTCR Golder Rauner, L.L.C. which, at any time, acquires securities of the Company and executes a counterpart to the Amended and Restated Stockholders Agreement or otherwise agrees to be bound by the Amended and Restated Stockholders Agreement, the "GTCR INVESTORS"), (iv) the Pearlstein Family, LLC (the "PEARLSTEIN PURCHASER"), The Ian Z. Pearlstein 2001 Trust and The Ivanna V. Pearlstein 2001 Trust, (v) the J. Sunny Bajaj Trust, the Rueben Bajaj Trust and the Bajaj Family Limited Partnership (each, a "BAJAJ PURCHASER" and collectively, the "BAJAJ PURCHASERS"), (vi) Ken S. Bajaj ("BAJAJ"), Jack Pearlstein ("PEARLSTEIN"), and any other executive employee of the Company who, at any time, acquires securities of the Company in accordance with the terms of, and executes a counterpart to the Amended and Restated Stockholders Agreement or otherwise agrees to be bound by the Amended and Restated Stockholders Agreement (each, an "EXECUTIVE" and collectively, the "EXECUTIVES"), (vii) GetronicsWang Co. LLC, a Delaware limited liability company ("GETRONICS"), (viii) Banc of America Mezzanine Capital LLC (together with its permitted transferees, the "WARRANT HOLDERS"), (ix) each of the other entities and individuals set forth from time to time on the attached "SCHEDULE OF STOCKHOLDERS" under the heading "OTHER STOCKHOLDERS" who, at any time, acquires securities of the Company in accordance with the terms of, and executes a counterpart to the Amended and Restated Stockholders Agreement or otherwise agrees to be bound by the Amended and Restated Stockholders Agreement and (x) DigitalNet, Inc., a Delaware corporation ("DIGITALNET"). The GTCR Investors are sometimes referred to herein as the "INVESTORS." The Investors, the Executives, Getronics, the Warrant Holders and the other entities and individuals listed on the SCHEDULE OF STOCKHOLDERS are collectively referred to herein as the "STOCKHOLDERS" and individually as a "STOCKHOLDER." Capitalized terms used but not otherwise defined herein are defined in the Amended and Restated Stockholders Agreement.

          WHEREAS, the parties hereto wish to amend that certain Amended and Restated Stockholders Agreement, dated as of November 26, 2002 (the "STOCKHOLDERS AGREEMENT"), by and between the Company and certain of the parties hereto;

          WHEREAS, the Company wishes to increase the number of directors on its board of directors to nine;

          WHEREAS, the Stockholders acknowledge that pursuant to the terms of the Stockholders Agreement, Sections 1, 4, 5 and 6 of the Stockholders Agreement terminate upon the consummation of a Qualified Public Offering; and

          WHEREAS, the Company has taken steps to effect an underwritten offering of its capital stock to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended, that would qualify as a Qualified Public Offering.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

          1. BOARD OF DIRECTORS. Upon the date hereof, Section 1(a) of the Stockholders Agreement is amended to read in its entirety as follows:

          (a) From and after the Closing and until the provisions of this
Section 1 cease to be effective, each Stockholder shall vote all of his Stockholder Shares and any other voting securities of the Company over which such Stockholder has voting control and shall take all other necessary or desirable actions within his control (whether in his capacity as a stockholder, director, member of the board or any committee thereof, or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that:

               (i) the authorized number of directors on the Company's board of directors (the "BOARD") shall be no more than nine directors;

               (ii)  the following persons shall be elected to the Board:

                     (A) two representatives designated by GTCR Fund VII (the "GTCR INVESTOR DIRECTORS"), who shall initially be Bruce V. Rauner and Philip A. Canfield;

                     (B) two representatives designated by Bajaj (the "EXECUTIVE DIRECTORS"), who shall be executive officers of the Company and one of whom shall initially be Bajaj; and

                     (C) at such time as GTCR Fund VII designates, up to five representatives chosen jointly by GTCR Fund VII and Bajaj (the "OUTSIDE DIRECTORS"); PROVIDED that no Outside Director shall be a member of the Company's management or an employee or officer of the Company or its subsidiaries; PROVIDED further that if GTCR Fund VII and Bajaj are unable to agree on the Outside Directors within 10 days after the date specified by GTCR Fund VII for electing the Outside Directors, then GTCR Fund VII shall, in its sole discretion, designate the Outside Directors;

               (iii) the composition of any committee of the Board shall include at least one GTCR Investor Director;

               (iv) a majority of the board of directors of each of the Company's subsidiaries (a "SUB BOARD") shall consist of members of the Board;

               (v) the removal from the Board, a Sub Board or a committee (with or without cause) of any GTCR Investor Director or any Outside Director shall be upon (and only upon) the written request of GTCR Fund VII;

               (vi) the removal from the Board, a Sub Board or a committee (with or without cause) of any Executive Director shall be upon (and only upon) the written request of Bajaj; and

               (vii) in the event that any representative designated hereunder for any reason ceases to serve as a member of the Board, a Sub Board or a committee during his term of office, the resulting vacancy on the Board, the Sub Board or such committee shall be filled by a representative designated by the person or persons originally entitled to designate such director pursuant to SECTION 1(a)(ii) above.

          2. TERMINATION OF THE STOCKHOLDERS AGREEMENT. Upon the consummation of the Qualified Public Offering planned by the Company, the Stockholders Agreement shall terminate and have no further force or effect.

          3. AMENDMENT AND WAIVER. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Amendment shall be effective unless such modification, amendment or waiver is approved in writing by the Company and the holders of a majority of the Investor Shares; provided that in the event that such modification, amendment or waiver would adversely affect a holder or group of holders of Stockholder Shares, then such amendment or waiver will require the consent of such holder of Stockholder Shares or a majority of the Stockholder Shares held by such group of holders adversely affected. The failure of any party to enforce any of the provisions of this Amendment shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Amendment in accordance with its terms.

          4. SEVERABILITY. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Amendment shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          5. ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          6. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Amendment shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and the respective successors and assigns of each of them, so long as they hold Stockholder Shares.

          7. COUNTERPARTS. This Amendment may be executed in separate counterparts (including by means of telecopied signature pages), each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          8. REMEDIES. The Company, each Investor, each Executive, Getronics, the Warrant Holders and each Other Stockholder shall be entitled to enforce their rights under this Amendment specifically to recover damages by reason of any breach of any provision of this Amendment and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Amendment and that the Company, each Investor, each Executive, Getronics, the Warrant Holders and each Other Stockholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Amendment.

          9. GOVERNING LAW. The corporate law of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or other conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          10. DESCRIPTIVE HEADINGS. The descriptive headings of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

                                    * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

                             DIGITALNET HOLDINGS, INC.

                             By:   /s/ Ken S. Bajaj
                                   -------------------------------------
                             Name: Ken S. Bajaj
                                   -------------------------------------
                             Its:  Chief Executive Officer
                                   -------------------------------------


                             DIGITALNET, INC.

                             By:   /s/ Ken S. Bajaj
                                   -------------------------------------
                             Name: Ken S. Bajaj
                                   -------------------------------------
                             Its:  Chief Executive Officer
                                   -------------------------------------


                             GTCR FUND VII, L.P.

                             By:   GTCR Partners VII, L.P.
                             Its:  General Partner

                             By:   GTCR Golder Rauner, L.L.C.
                             Its:  General Partner

                             By:   /s/ Collin Roche
                                   -------------------------------------
                             Name: Collin Roche
                                   -------------------------------------
                             Its:  Principal
                                   -------------------------------------


                             GTCR CO-INVEST, L.P.

                             By:   GTCR Golder Rauner, L.L.C.
                             Its:  General Partner

                             By:   /s/ Collin Roche
                                   -------------------------------------
                             Name: Collin Roche
                                   -------------------------------------
                             Its:  Principal
                                   -------------------------------------

                             /s/ Ken S. Bajaj
                             ------------------------------------
                             KEN S. BAJAJ

                             THE J. SUNNY BAJAJ TRUST

                             By:
                                   -------------------------------------
                                   Jaideep Bajaj, Trustee

                             By:
                                   -------------------------------------
                                   Bhavneet Bajaj, Trustee

                             By:
                                   -------------------------------------
                                   Daniel A. Masur, Trustee


                             THE RUEBEN BAJAJ TRUST

                             By:
                                   -------------------------------------
                                   Jaideep Bajaj, Trustee

                             By:
                                   -------------------------------------
                                   Bhavneet Bajaj, Trustee

                             By:
                                   -------------------------------------
                                   Daniel A. Masur, Trustee


                             THE BAJAJ FAMILY LIMITED PARTNERSHIP

                             By:   The J. SUNNY BAJAJ TRUST, its Limited Partner

                             By:
                                   -------------------------------------
                                   Jaideep Bajaj, Trustee

                             By:
                                   -------------------------------------
                                   Bhavneet Bajaj, Trustee

                             By:
                                   -------------------------------------
                                   Daniel A. Masur, Trustee

                             By:   THE RUEBEN BAJAJ TRUST, its Limited Partner

                             By:
                                   -------------------------------------
                                   Jaideep Bajaj, Trustee

                             By:
                                   -------------------------------------
                                   Bhavneet Bajaj, Trustee

                             By:
                                   -------------------------------------

                                   Daniel A. Masur, Trustee

                             By:
                                   -------------------------------------
                                   Ken S. Bajaj, its Limited Partner

                             By:   KAVELLE BAJAJ REVOCABLE INTER VIVOS
                                   TRUST, its Limited Partner

                             By:
                                   -------------------------------------

                             By:   BAJAJ ASSOCIATES LLC, its General Partner

                             By:   /s/ Ken S. Bajaj
                                   -------------------------------------
                                   Ken S. Bajaj, Managing Member

                             By: THE J. SUNNY BAJAJ TRUST, its Limited Partner

                             By:
                                   -------------------------------------
                                   Jaideep Bajaj, Trustee

                             By:
                                   -------------------------------------
                                   Bhavneet Bajaj, Trustee

                             By:
                                   -------------------------------------
                                   Daniel A. Masur, Trustee


                             By:   THE RUEBEN BAJAJ TRUST, its Limited Partner

                             By:
                                   -------------------------------------
                                   Jaideep Bajaj, Trustee

                             By:
                                   -------------------------------------
                                   Bhavneet Bajaj, Trustee

                             By:
                                   -------------------------------------
                                   Daniel A. Masur, Trustee


                             JACK PEARLSTEIN

                             By:   /s/  Jack Pearlstein
                                   -------------------------------------


                             THE PEARLSTEIN FAMILY, LLC

                             By:   /s/  Jack Pearlstein
                                   -------------------------------------
                                   Jack Pearlstein, its Managing Member


                             THE IAN Z. PEARLSTEIN 2001 TRUST

                             By:
                                   -------------------------------


                             THE IVANNA V. PEARLSTEIN 2001 TRUST

                             By:
                                   -------------------------------


                             STEVE SOLOMON

                             By:   /s/ Steve Solomon
                                   -------------------------------


                             STEVE HANAU

                             By:   /s/ Steve Hanau
                                   -------------------------------

                             BARBARA BARNES

                             By:   /s/ Barbara Barnes
                                   -------------------------------


                             GETRONICSWANG CO. LLC

                             By:
                                   -------------------------------


                             Its:
                                   -------------------------------


                             BANC OF AMERICA MEZZANINE CAPITAL LLC

                             By:
                                   -------------------------------

                             Its:
                                   -------------------------------

                        STOCKHOLDERS AGREEMENT JOINDER


     The undersigned hereby agrees to become a party to, to be bound by, and to make the representations and warranties contained in Section 3 of that certain Amended and Restated Stockholders Agreement, made as of November 26, 2002 (the "STOCKHOLDERS AGREEMENT"), by and among DigitalNet, Holdings, Inc., a Delaware corporation (the "COMPANY"), GTCR Fund VII, L.P., a Delaware limited partnership, GTCR Co-Invest, L.P., a Delaware limited partnership and each of the other stockholders of the Company whose names appear on the Schedule of Stockholders or on the signature pages or joinders to the Stockholders Agreement, as such agreement may be amended from time to time. The undersigned will be deemed a "Warrant Holder" and a "Stockholder" for all purposes under the Stockholder Agreement.


Date: March 26, 2003


AMERICAN CAPITAL STRATEGIES, LTD.


By:     /s/ L. Thomas Gregory
        ----------------------------------
Name:   L. Thomas Gregory
        ----------------------------------
Its:    Managing Director
        ----------------------------------